SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2004

                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)

  GEORGIA                            0-9385                      58-2458679
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)

                   4370 PEACHTREE ROAD, ATLANTA, GEORGIA  30319
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (404) 266-8333
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits -
      Exhibit 99 - Press release dated July 15, 2004
            This exhibit is furnished pursuant to Item 12 and shall not be deemed to be filed.

Item 12. Results of Operations and Financial Condition

On July 15, 2004, Bull Run Corporation issued a press release reporting its financial results for the third quarter ended May 31, 2004. A copy of the press release is hereby attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Report, including the Exhibit attached hereto, is being furnished solely pursuant to Item 12 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information in this Report, including the Exhibit attached hereto, shall not be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2004                       BULL RUN CORPORATION

                                          By: /s/ FREDERICK J. ERICKSON
                                              ----------------------------------
                                              Frederick J. Erickson
                                              Vice President - Finance,
                                              Chief Financial Officer, Treasurer
                                              and Assistant Secretary


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